BIO CEO & Investor Conference February 2013 Exhibit 99.1

Forward-Looking Statements

The following presentation includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. You should be aware that our actual results could differ materially from those contained in the forward-looking statements, which are based on current market data and research (including third party and POZEN sponsored market studies and reports), management’s current expectations and are subject to a number of risks and uncertainties, including, but not limited to, our inability to license our PA product candidates on terms and timing acceptable to us, our failure to successfully commercialize our product candidates; costs and delays in the development and/or FDA approval of our product candidates, including as a result of the need to conduct additional studies, or the failure to obtain such approval of our product candidates, including as a result of changes in regulatory standards or the regulatory environment during the development period of any of our product candidates; uncertainties in clinical trial results or the timing of such trials, resulting in, among other things, an extension in the period over which we recognize deferred revenue or our failure to achieve milestones that would have provided us with revenue; our inability to maintain or enter into, and the risks resulting from our dependence upon, collaboration or contractual arrangements necessary for the development, manufacture, commercialization, marketing, sales and distribution of any products, including our dependence AstraZeneca for the sales and marketing of VIMOVO™; competitive factors; our inability to protect our patents or proprietary rights and obtain necessary rights to third party patents and intellectual property to operate our business; our inability to operate our business without infringing the patents and proprietary rights of others;
general economic conditions; the failure of any products to gain market acceptance; our inability to obtain any additional required financing; technological changes; government regulation; changes in industry practice; and one-time events, including those discussed herein and in our Quarterly Report on Form 10-Q for the period ended September 30, 2012.  We do not intend to update any of these factors or to publicly announce the results of any revisions to these forward-looking statements.

PA32540, PA8140, PA10040 and other PA product
candidates are investigational new drugs. No claims,
either expressed or implied, are made with respect to
the safety or efficacy of the PA product candidates for
the indications under investigation.
’s PA Franchise:
Improving the Risk/Benefit Balance of Aspirin

POZEN

Targeting NDA for PA32540 and PA8140 by April 2013
Positive top-line PA32540 Phase 3 results
Seeking US and ROW commercial partner(s) to
commercialize PA32540 / PA8140 / PA10040
• Ideal partner brings strong commercial capabilities and financial resources, as well as embraces the POZEN commercialization
philosophy
Extensive market research in US, EU and Latin America
validates commercial opportunity
2013 Focus – PA regulatory filings, partnerships and
controlled spending
VIMOVO® sales are growing
Key Message Take-Aways for Today

POZEN intends to maximize bottom line contribution from
the PA franchise
Limit ancillary expenditures
Evaluation of current pipeline opportunities ongoing
Only move additional programs into Phase 3 when partnered
Management will remain focused on return to shareholders
• 17% of shares owned by “insiders”
Longer Term Strategy Focused on Building
Shareholder Value

PA32540
Two Pivotal Phase 3 Studies

Two Phase 3 pivotal trials under SPA
• Total of 1,049 patients
• Treatment with either PA32540 or EC ASA 325 mg once daily
Primary endpoint met
• Cumulative observed incidence of gastric ulcers over six months
Key secondary endpoints met
• Cumulative incidence of gastric and duodenal ulcers
• Discontinuation due to pre-specified UGI adverse events
• Heartburn resolution
Completed long-term safety study
• (N=379) with no unexpected findings, and AEs consistent with the population and known profiles of ASA and omeprazole
: Positive Top-Line Results from

Significant Reduction of Gastric Ulcers, Gastro-duodenal
Ulcers and Discontinuations with PA32540 at 6 Months

Pooled PA32540-301 and PA32540-302 ITT Population; PA32540 (n=524), EC ASA (n=525)
P < 0.001
P < 0.001
P < 0.001
3.2
3.4
1.5
8.6
11.6
8.2
0
2
4
6
8
10
12
14
16
Gastric Ulcers
(Primary Endpoint)
Gastro-duodenal Ulcers Discontinuations:
UGI AEs
PA32540 EC ASA 325mg
82%
63%
71%

Bioavailability

Study PA32540-115
• The FDA has indicated that Study 115, together with additional information that will be submitted in the NDA, should constitute sufficient data to support the establishment of a bridge to Ecotrin
®
(325 mg)
Study PA8140-102
• Demonstrated that PA8140 had comparable bioavailability relative to
EC aspirin (81 mg)
• The study demonstrated that PA8140 is bioequivalent to EC aspirin
(81 mg) using criteria for highly variable drugs.

PA Commercial Opportunity 9

Large Patient base (U.S. alone)
• 24MM secondary prevention patients
1
• 60 - 80%+ use daily aspirin already
2
ACC & ACG 2008
*
Clinical Consensus recommend PPIs for ASA-induced GI
injury:
• 20% on low-dose aspirin are at risk for UGI AEs, e.g., gastric or duodenal ulcers
3
• 12% discontinue / reduce aspirin intake due to UGI side effects
3
• Aspirin discontinuation leads to 3x increased risk of potentially fatal CV event
4
• Some physicians (40% - 60%) recommend use of a gastro-protective agent to some (35% - 51%) patients
2
• Adherence to multiple medications is poor and results in worse clinical outcomes
5
PA
CV:
Addresses a High Unmet Medical Need
10
1. American Heart Association, 2010
2. POZEN Market Research 2010, Data On File
3. Cayla G et al., 2010
4. Biondi-Zoccai G, 2006
5. Yusuf S, et al., 2011
*Updated Nov 2010 for ‘high risk’

Payer Market Research Findings: PA32540
Strong Payer
Acceptance at $1.00/day
Payers’ initial reservations not unexpected
• “Both products are OTC or generic”
• Many requested efficacy data vs. the separate components
Affordable pricing
changed Payer view to positive
• Pricing is the key component to interest
• Tier 2 placement most likely (~$30/month)
• Patient out-of-pocket co-pay makes it cost-neutral to plan (~$30/mo.)
• The “component” issue avoided with this reasonable price
• Tracking ASA as an Rx is seen as a benefit
• Pharmaco-economic model could be helpful for integrated Plans
• “Keep it simple”
Primary Source:  POZEN Qualitative & Quantitative Market Research with Payers, 2008-2012, Data On File

Positive reaction to affordability (~$1/day)
Would prescribe PA32540 or PA8140 for about 30% -
40% of secondary prevention patients
80+% of physicians would prescribe PA instead of
separate components
Compliance and control over therapy are among the
top reasons
Key “at risk” patients are identifiable (GI history;
on GPA)
Market Research Findings: PA32540
Strong Physician Interest to RX at $1.00/day
12
Primary Source:  POZEN Qualitative & Quantitative Market Research with PCPs, CARDs, NEUROs, IMs, 2008-2012,
Data On File
Physician

Patient
Market Research Findings: PA32540
Significant Patient
Interest at ~$1.00/Day
13
36% willing to pay
$30/month
Cost per Month
1
drugstore.com
2
2011 Commercial and 2012 projected Medicare Co-pays.
52% ‘extremely’ or ‘very’ interested
60% would ask their doctor about it
36% Willing to Pay at $30/month
•
46% on ASA+PPI
Cost/Month Today for:
2012 OTC
PPI :  $15.60 - $27.90
Tier 1 Co-pay range : $  3.79 - $10.00
Tier 2 Co-pay range  :  $29.00 - $40.60
Tier 3 Co-pay range  :  $49.00 - $91.67
0%
25%
50%
75%
100%
$10 $15 $20 $25 $30 $35 $40 $50 $60
Patient Willingness to Pay ($ / Month)
1
2
2
2
Primary source: POZEN Qualitative & Quantitative Market Research with MI/Angina & Stroke/TIA Patients, 2011, Data On File
Additional pricing sources:
Sources: Kaiser/HRET Survey of Employer-Sponsored Health Benefits, 2001–2011; http://www.avalerehealth.net/wm/show.php?c=1&id=893

Affordable pricing (~$1.00/day) for a potentially life saving medication
• Pricing at or near the sum of generic components remains profitable
• Value of the product to be supported by a pharmaco-economic model
Large target patient population
Targeted physician audience
• Aspirin and PPIs are well known
• Specialists drive majority of ASA initiation
PA benefits from a significant data package
• Immediate-release omeprazole has unique pK and pD characteristics, not substitutable
• Efficacy / Tolerability profile supported by full Phase 3 program
PA’s Potential Commercial Advantages

Modeling the US Market Opportunity for
PA32540/PA8140

1 American Heart Association, 2010
• There are 24MM CV secondary
prevention patients in the US
1
• 95%+ of them take aspirin
2
• Doctors would prescribe
PA32540/PA8140 for 30-40% of
secondary prevention patients
2
• 36% of patients would be willing to
pay at $1.00/day
2
2 Sources:  POZEN Qualitative & Quantitative Market Research with PCPs, CARDs, NEUROs, IMs, 2008-2012, Data On File;
POZEN Qualitative & Quantitative Market Research with MI/Angina & Stroke/TIA Patients, 2009-2012, Data On File
$0
$300
$600
$900
$1,200
$1,500
$1,800
5% 10% 15% 20%
% Share of
Secondary Prevention Patients

>$400 MM US Market Opportunity

Differentiation
Selected U.S.
Market
Research
Results
Targeted
Indication
(1) AHA, 2011
Coordinated delivery of aspirin and omeprazole
Affordable and convenient vs. taking two separate
products
Global expansion opportunity
Additional patent applications filed could extend to
protection to 2022 - 2030
Secondary prevention of CVD in patients at risk for
aspirin-induced gastric ulcers
Physicians would prescribe PA for 30% - 40% of patients
Patient willingness to pay – 36% at $1.00/day price
High payer acceptance for Tier 2
Estimated >$400MM US market opportunity at 5% share
of secondary prevention patients
:
PA32540 / PA8140

PA Products are Protected by a Robust
Patent Position

‘A pharmaceutical composition in unit dosage form
comprising an enteric-coated NSAID and a non-enteric-
coated acid inhibitor formulated for coordinated release’
Two US Patents issued (expire 2/28/2023)
• 6,926,907 issued 8/9/2005:  Rights ex-aspirin licensed to AZ 2006
• 8,206,741 issued 6/26/2012:  Claims are limited to aspirin and acid inhibitors, POZEN retains full rights
Foreign Patents
• Issued:  Australia, Canada, Eurasia, Europe, Japan, Mexico
• Pending:  Europe, Israel, Norway
Additional patent applications filed could extend protection to 2032

Aspirin Use in Cancer 18

Benefits
• Strong anti-tumor effect
demonstrated in various
animal models
• Compelling evidence for a
life prolonging effect of ASA
in various cancers from
epidemiologic studies
• Positive effect of ASA from
recent prospective studies in
colon cancer
• Inexpensive, widely
available now
Risks
• Risk profile primarily related
to antiplatelet activity and GI
toxicity
• Perhaps the most well
known safety profile of all
drugs with over 100 years of
clinical experience
• Available in most countries
OTC
Consider the Benefit/Risk Profile of ASA in Cancer

20 Cancer and ASA: What Is Being Studied

Cancer and ASA: What Is Being Said

Benefits:
Based on solid evidence, daily aspirin for at least 5 years reduces CRC incidence and mortality. This is based on two reports of extended follow-up of two RCTs and meta-analysis of observational studies. A third report that adds extended follow-up of an additional two RCTs (with a meta-analysis of all four RCTs) adds certainty to this conclusion.
Magnitude of Effect:
The estimated average excess risk of upper gastrointestinal complications is 10 to 30 per 1,000 people for a period of 10 years, on the higher end for men and on the lower end for women. Risk increases with age.
National Cancer Institute
at the National Institutes of Health
After 23 years of follow-up, incidence of CRC in the placebo group was 3.8% and in the ASA group 2.5%.
In the report, the 20-year risk of death due to CRC in trials that allocated ASA for at least 5 years was reduced by about 40% (HR = 0.60; 95% CI, 0.45–0.81), absolute risk reduction was from about 3.1% to
1.9%.
The primary effect was on mortality from proximal colon cancer.
•
•
•
http://www.cancer.gov/cancertopics/pdq/prevention/colorectal/HealthProfessional/page1/AllPages#Reference2.17

Cancer and ASA: What Is Being Said

The American Cancer Society does not currently recommend taking aspirin as a colon cancer prevention measure, Jacobs emphasizes.
"Aspirin, even at low doses, substantially increases the risk of serious, occasionally fatal, gastrointestinal bleeding," he says. "Current evidence suggests that very low doses of aspirin, such as
81 mg, may increase risk of gastrointestinal bleeding as much, or nearly as much, as higher doses, such as 500 mg. Decisions about whether an individual should start taking aspirin should continue to be made by balancing the benefits of aspirin use in preventing cardiovascular disease against the risks of gastrointestinal bleeding, taking into account each individual’s medical history and risk factors.“
Eric Jacobs, PhD, Strategic Director of Epidemiology at the American Cancer Society
“Low-Dose Aspirin May Lower Colon Cancer Risk”
October 2010

Cancer and ASA: What Is Being Written 23

Ongoing Clinical Studies with a Focus on Determining
Aspirin’s Effect on Cancer Outcomes*
Protocol Title Study Period Sponsor Estimated
Enrollment
Aspirin for Dukes C and High Risk Dukes
B Colorectal Cancers
2007-2019 National Cancer Centre, Singapore
University of Oxford
2,660
The Effect Of Aspirin On Survival in
Lung Cancer
2010-2020 Liverpool Heart and Chest Hospital NHS
Foundation Trust
2,500
Aspirin in Reducing Events in the
Elderly (including cancer events)
2009-2016 Minneapolis Medical Research
Foundation; National Health and Medical
Research Council, Australia; Bayer;
Monash University; Berman Center
19,000
The International Polycap Study 3
(TIPS-3). Polycap vs. Aspirin in cancer
outcome.
2012-2018 Population Health Research Institute;
Cadila Pharmaceuticals; Wellcome Trust;
Canadian Institutes of Health Research (CIHR);
Heart and Stroke Foundation of Ontario
5,500
A Study to Assess the Efficacy and
Safety of Enteric-Coated Acetylsalicylic
Acid in Patients at Moderate Risk of
Cardiovascular Disease (includes
assessment of cancer events)
2007-2015 Bayer 12,589
*ClinicalTrials.gov 2013

Financial Overview 25

VIMOVO Sales Growth in Q4 and 2012
$ (millions) Q4
Growth
vs. Q3 2012
Growth
vs. 2011
US VIMOVO Sales* $6m 79% $25m 19%
ROW VIMOVO Sales* $12m 24% $40m 208%
Global Sales* $18m 38% $65m 91%

* As reported by AstraZeneca on 1/31/2013

Key Financial Facts

Financial Overview
Net Cash at 6/30/12 $95.3 Million
Net Cash at 9/30/12 $92.3 Million
Shares Outstanding 30 Million
Market Cap – 2/8/13 $171 Million
Self funding since IPO in 2000
2012 Results to be Reported 3/6/2013

Targeting NDA for PA32540 and PA8140 by April 2013
Positive top-line PA32540 Phase 3 results
Seeking US and ROW commercial partner(s) to
commercialize PA32540 / PA8140 / PA10040
• Ideal partner brings strong commercial capabilities and financial resources, as well as embraces the POZEN commercialization
philosophy
Extensive market research in US, EU and Latin America
validates commercial opportunity
2013 Focus – PA regulatory filings, partnerships and
controlled spending
VIMOVO® sales are growing
Key Message Take-Aways for Today

BIO CEO & Investor Conference February 2013

Conducted with Key Stakeholders*

* PA8140 and PA10020 also included in select Market Research
Sources: POZEN Qualitative Market Research with Medical Directors & Pharmacy Directors, 2009-2012, Data On File
POZEN Qualitative & Quantitative Market Research with PCPs, CARDs, NEUROs, IMs, 2008-2012, Data On File
POZEN Qualitative & Quantitative Market Research with MI/Angina & Stroke/TIA Patients, 2012, Data On File
: Substantial Market Research
PA32540
Managed Care
Advisory Panel
Payer Situation
Assessment
CV Secondary
Prevention MCO
Assessment
MCO Roundtable
Value Proposition
Research
Consultants Advisory
Panel
Plan/Benefit Co-Pay
Analysis & Exploratory
European P&R
Assessment
•
Payers
(N=148)
•
•
•
•
•
•
•
•
Patient Incidence
Study
Patient Exploratory
Patient ATU &
Willingness to Pay
Patient Exploratory
Research (w/Product
Profile)
Brand Logo Test
PA10040 Concept
Test
Patient Segmentation
Study
•
•
•
•
•
•
Qual. Product Profile Testing & Forecast
Qual. Positioning, Attribute Testing & Forecast
Update
Hospital-Based Physician Exploratory
Quant. Product Profile & Forecasting Study
w/Choice Modeling
Brand Promise Development
Iterative Positioning Development
Positioning Concept Test
Affordability Positioning
Qual. Hosp. Formulary Dynamics
Brand Name Development & Testing
Brand Logo Test
Phase 3 Product Profile Qual. w/ HCPs
ASA Treatment Practices Exploratory
PA10040 Concept Test
Physician Segmentation Study
Market Potential of PA10020/PA30020 in Europe
LATAM Market Assessment & Forecast for PA32540
Quantitative Evaluation  of PA10040/32540 in
Europe & Canada
Patients
(N=2,600+)
Health Care Providers
(N=4,000+)
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•
•